Loans and financing (Tables)	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Summary of Loan and Financing Operations
Loan and financing operations are summarized as follows:

	December 31, 2023	December 31, 2022
BNDES (i)	—	189
Itaú (ii)	—	964

Total	—	1,153

(i)
The Group raised R$15,577 (fifteen million five hundred seventy and seven thousand reais) corresponding to US$5,014 (five million and fourteen thousand US dollars) from Brazilian National Bank for Economic and Social Development (Banco Nacional de Desenvolvimento Econômico e Social or BNDES) to finance the development of new ecommerce technologies on March 13, 2017. The BNDES credit facility had a contractual interest rate of 8.5% p.a. The last installment matured in March 2023.

(ii)
In June 2019, the Group raised €6,909 (six million nine hundred and nine thousand euros), corresponding to US$7,782 (seven million seven hundred and eighty-two
US dollars) with Itaú Bank for working capital purposes. On the same date, a swap was contracted to hedge against foreign exchange rat
e, converting the financial charges of the loan (1.77% p.a.) into an effective rate of CDI (*) + 2.65% p.a., designating the financial instrument as a fair value hedge (note 26.1(ii)). The last installment matured in May 2023.

(*)	CDI: means the Brazilian interbank deposit ( Certificado de Depósito Interbancário ) rate, which is an average of interbank overnight rates in Brazil.
Details of the Group’s exposure to risks arising from current and non-current
loans are set out in note 26.

Summary of Changes in Loans and Financing

	2023	2022
Opening balance on January 1	1,153	3,279
Payment of loans	(1,238)	(2,651)
Interest charged	4	62
Interest paid	(5)	(56)
Basis adjustment on the fair value hedge (i)	42	273
Exchange differences	44	246

Closing balance on December 31	—	1,153

(i)	Losses on the financial instrument that are measured at fair value have been recognized as a financial expense. Refer to note 26.1(ii) for additional detail.